                                                                  Exhibit 4.1(b)
                                                                  CONFORMED COPY
================================================================================



                             SUPPLEMENTAL INDENTURE


                            Dated as of May 30, 1997

                                      among

                              SOUTHERN PERU LIMITED
                                    Company,

                        SOUTHERN PERU COPPER CORPORATION,
                                    Guarantor

                                       and

                                 CITIBANK, N.A.

                         as Trustee under the Indenture
                            dated as of May 30, 1997
                        relating to Secured Export Notes


                            -----------------------


                    Providing for the creation of an issue of $150,000,000 of 7.90% Series A Secured Export Notes due 2007



                            -----------------------



================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION.................  2
1.1  Definitions............................................................  2

                                   ARTICLE II

                               SECURITY INTERESTS...........................  5
2.1  Grant of Security Interest.............................................  5

                                   ARTICLE III

                                THE SERIES A SENs...........................  6
3.1  Title, Term and Form Generally.........................................  6
3.2  Restrictive Legends....................................................  7
3.3  Interest on the Series A SENs..........................................  9
3.4  Principal of the Series A SENs.........................................  9
3.5  Redemption; Defeasance................................................. 10
3.6  Regular Record Date; Payment Date...................................... 10
3.7  Method of Payment...................................................... 10
3.8  Trustee, Registrar and Principal Paying Agent.......................... 10
3.9  Global Series A SENs; Certificated Series A SENs....................... 11
3.10  Exchange of Initial Notes for Exchange Notes.......................... 12
3.11  Available Information................................................. 12
3.12  Transfer and Exchange................................................. 12

                                   ARTICLE IV

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES............... 14
4.1  Security Interest...................................................... 14
4.2  Protection of Security Interest........................................ 15
4.3  Litigation............................................................. 15

                                    ARTICLE V

                    ADDITIONAL PROVISIONS RELATING TO TRUSTEE............... 15
5.1  Trustee's Appointment as Attorney-in-Fact.............................. 15
5.2  Execution of Financing Statements...................................... 16

                                   ARTICLE VI

                                    REMEDIES................................ 16
6.1  Remedies of Trustee as Secured Party................................... 16

                                   ARTICLE VII

                                  MISCELLANEOUS............................. 17
7.1  Execution of Supplemental Indenture.................................... 17
7.2  Conflicts  ............................................................ 17
7.3  Supplemental Indenture................................................. 17
7.4  Counterparts........................................................... 17
7.5  GOVERNING LAW.......................................................... 17

                             SCHEDULES AND EXHIBITS



Schedule 3.4  -  Amortization Schedule

Schedule 4.3  -  Litigation

Exhibit A     -  Form of Series A SEN

Exhibit B     -  Form of Letter to Be Delivered by Institutional Accredited
                 Investors

Exhibit C     -  Form of Certificate for Transfer from Restricted Global SEN,
                 Private Exchange Global SEN, Certificated Initial SEN or
                 Certificated Private Exchange SEN Bearing a Securities Act
                 Legend to Regulation S Global SEN or Certificated SEN Not
                 Bearing a Securities Act Legend

Exhibit D     -  Form of Certificate for Removal of the Securities Act Legend on
                 a Certificated SEN

Exhibit E     -  Form of Transfer Certificate for Transfer from Regulation S
                 Global SEN or Certificated Initial SEN Not Bearing a Securities
                 Act Legend to Restricted Global SEN or Certificated Initial SEN
                 Bearing a Securities Act Legend

Exhibit F     -  Form of Transfer Notice

                             SUPPLEMENTAL INDENTURE

                  This SUPPLEMENTAL INDENTURE dated as of May 30, 1997 among Southern Peru Limited, a corporation organized under the laws of Delaware (the "Company"), Southern Peru Copper Corporation, a corporation organized under the laws of Delaware, as Guarantor (the "Guarantor"), and Citibank, N.A., a national banking association, as trustee (the "Trustee"), registrar ("Registrar") and principal paying agent (the "Principal Paying Agent").

                                    RECITALS

                  WHEREAS, the Company and the Guarantor have entered into an Indenture (the "Original Indenture") dated as of May 30, 1997, with the Indenture Trustee, the Registrar and the Principal Paying Agent providing for the issuance by the Company and guarantee by the Guarantor from time to time in one or more series of up to $750,000,000 aggregate principal amount of secured export notes and the Collateral Trust Agreement pursuant to which security has been granted for, among other indebtedness of the Company, the secured export notes;

                  WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to provide for the issuance of $150,000,000 aggregate principal amount of its secured export notes authorized pursuant to the Original Indenture designated as its 7.90% Series A Secured Export Notes due 2007 (the "Initial SENs") and, if and when issued pursuant to a registered exchange offer for Initial SENs, its 7.90% Series A-1 Secured Export Notes due 2007 (the "Exchange SENs") and, if and when issued pursuant to a private exchange for Initial SENs, its 7.90% Series A-1 Secured Export Notes due 2007 (the "Private Exchange SENs" and together with the Initial SENs and the Exchange SENs, the "Series A SENs") and the granting of security for the Series A SENs;

                  WHEREAS, the Trustee has accepted the trusts and security created by this Supplemental Indenture and in evidence thereof has joined in the execution hereof;

                  WHEREAS, all things necessary to make the Series A SENs when issued and authenticated by the Trustee as provided in this Supplemental Indenture, the legal, valid and binding obligations of the Company, have been done and performed;

                  WHEREAS, the Guarantor has duly authorized the execution and delivery of this Supplemental Indenture to provide for the Guarantees by it with respect to the Series A SENs as set forth in the Original Indenture and this Supplemental Indenture; and

                  WHEREAS, all things necessary to make the Guarantees, when duly authorized and executed by the Guarantor and delivered hereunder, the valid obligations of the Guarantor, and to make this Supplemental Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done and performed.

                  NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Series A SENs by the Holders, the receipt and sufficiency of which is hereby acknowledged, for the equal and ratable benefit of all Holders of the Series A SENs or of any Series thereof, as follows:


                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

                  Section 1.1 Definitions. For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (4) as used herein and in any Series A SEN, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Company and the Guarantor not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under U.S. GAAP;

                  (5) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Supplemental Indenture; and

                  (6) the terms which are defined in the Original Indenture have the respective meanings assigned therein.

                  "Applicable Procedures" means the applicable procedures of DTC (or any other Depository), Euroclear and Cedel, in each case to the extent applicable.

                  "Authorized Denominations" has the meaning set forth in
Section 3.1.

                  "Cedel" means Cedel Bank, societe anoyme.

                  "Certificated Initial SEN" has the meaning set forth in
Section 3.1.

                  "Certificated Series A SENs" has the meaning set forth in
Section 3.9.

                  "Depository" means, when used with respect to the Series A SENs, issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as depository by the Company pursuant to
Section 3.9 of this Supplemental Indenture which must be a clearing agency registered under the Exchange Act.

                  "DTC" means The Depository Trust Company.

                  "Euroclear" means the Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

                  "Exchange SENs" has the meaning specified in the recitals to this Supplemental Indenture and shall contain terms substantially identical to the Initial SENs (except that (i) such Exchange SENs shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) and be issued and exchanged for the Initial SENs in accordance with the Registered Exchange Offer.

                  "Exchange Offer" means, collectively, the Registered Exchange Offer and the Private Exchange Offer.

                  "Fee Agreement" means that certain Fee Agreement dated as of May 2, 1997 between the Company and the Trustee, as amended, modified or supplemented from time to time.

                  "Global Series A SEN" has the meaning set forth in Section
3.1.

                  "Indenture" means the Original Indenture, as supplemented by this Supplemental Indenture, and as the same may be in effect and as may be further amended, modified or supplemented from time to time with reference to the Series A SENs by one or more supplemental indentures or other written instruments entered into by the Company and the Indenture Trustee pursuant to the terms thereof.

                  "Initial Deposit" means, with respect to the Series A SENs, $2,962,500.

                  "Initial Purchasers" means Credit Suisse First Boston Corporation, Chase Securities Inc., Citicorp Securities, Inc., Deutsche Morgan Grenfell Inc., Goldman Sachs & Co. and J.P. Morgan Securities Inc.

                  "Initial SENs" has the meaning specified in the recitals to this Supplemental Indenture.

                  "Institutional Accredited Investors" means institutional accredited investors as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and who are not qualified institutional buyers (as defined under Rule 144A) (excluding non-United States persons).

                  "Issue Date" means May 30, 1997.

                  "Original Indenture" has the meaning specified in the recitals to this Supplemental Indenture.

                  "Participants" means institutions that have accounts with the Depository or its nominee.

                  "Payment Date" means the 30th day of each month (or the 28th day of February), or if such day is not a Business Day, the next Business Day.

                  "Permitted Account Liens": (a) Liens created pursuant to this Supplemental Indenture, (b) Liens for taxes, assessments, governmental charges, other governmental obligations (other than Indebtedness) or levies and statutory Liens, in each case with respect to sums that are not yet due or are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP and (c) any Lien incurred in the ordinary course of business in connection with social security, workers' compensation, unemployment insurance and similar types of laws or regulations.

                  "Private Exchange Offer" means the offer by the Company to the Initial Purchasers to exchange the Initial SENs held by the Initial Purchasers as part of their initial distribution for a like aggregate principal amount of Private Exchange SENs, as provided for in the Registration Rights Agreement.

                  "Private Exchange SENs" has the meaning specified in the recitals to this Supplemental Indenture.

                  "Registered Exchange Offer" means the offer by the Company to the Holders of the Initial SENs to exchange all of the Initial SENs for Exchange SENs, as provided for in the Registration Rights Agreement.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of May 30, 1997, among the Company, the Guarantor and the Initial Purchasers , for the benefit of the Holders of the Series A SENs.

                  "Regular Record Date" shall have the meaning set forth in
Section 3.6.

                  "Regulation S Global SEN" has the meaning set forth in Section 3.1.

                  "Required Balance" means, as of any date, an amount equal to the aggregate Scheduled Debt Service for the Series A SENs with respect to the three next succeeding Payment Dates.

                  "Required Installment Payment" shall have the meaning set forth in Section 3.4.

                  "Restricted Global SEN" has the meaning set forth in Section 3.1.

                  "Securities Act Legend" has the meaning set forth in Section 3.2.

                  "Series A Collateral" has the meaning specified in Section 2.1 of the Supplemental Indenture.

                  "Series A Holder" or "Holder of any Series A SEN" means any Person in whose name a Series A SEN is registered in the Security Register relating to the Series A SENs.

                  "Series A SENs" has the meaning specified in the recitals to this Supplemental Indenture.

                  "Series A SENs Obligations" means the SENs Secured Obligations in respect of the Series A SENs.

                  "Series A SENs Collateral Account" shall mean the SENs Collateral Account for the Series A SENs established at the Trustee's offices in New York and designated as the Citibank, N.A./Southern Peru Limited Series A SENs Collateral Trust Account (# 102820), or any replacement SENs Collateral Account for the Series A SENs.

                  "Series A SENs Reserve Account" shall mean the SENs Reserve Account for the Series A SENs established at the Trustee's offices in New York and designated as the Citibank, N.A./Southern Peru Limited Series A SENs Reserve Account (# 102821), or any replacement SENs Reserve Account for the Series A SENs.

                                   ARTICLE II

                               SECURITY INTERESTS

                  Section 2.1 Grant of Security Interest. In order to secure the full and punctual payment of the Series A SENs Obligations and to secure the performance of all of the obligations of the Company under the Series A SENs, the Guarantees endorsed thereon, the Indenture and any other Transaction Documents, the Company hereby pledges and grants a continuing, lien and security interest to the Trustee (for the benefit of the Holders of the Series A SENs,) upon, in and to all of the rights, revenues and properties of the Company listed in clauses (a), (b), (c) and (d) of this Section 2.1, inclusive, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Series A Collateral"), and the Company collaterally assigns to the Trustee (for the benefit of the Holders of the Series A SENs):

                  (a) the Series A SENs Collateral Account and the Series A SENs Reserve Account now or hereafter established pursuant to this Supplemental Indenture or otherwise for the benefit of the Holders of the Series A SENs,

                  (b) all cash, instruments, securities and funds deposited from time to time in the Series A SENs Collateral Account and the Series A SENs Reserve Account;

                  (c) all investments of funds in Series A SENs Collateral Account and the Series A SENs Reserve Account and all instruments, securities and general intangibles evidencing such investments, including, without limitation, all Eligible Investments; and

                  (d) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

                  The Series A SENs Collateral Account and the Series A SENs Reserve Account shall be administered and maintained in accordance with, and shall be subject in all respects to the provisions of Article IV of the Original Indenture and the Trustee shall apply all funds deposited therein in accordance with the provisions of Article IV and Article VI of the Indenture.


                                   ARTICLE III

                                THE SERIES A SENs

                  Section 3.1  Title, Term and Form Generally.

                  The aggregate principal amount of Series A SENs which may be authenticated and delivered under this Supplemental Indenture shall be limited to US$150,000,000, except for Series A SENs authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Series A SENs pursuant to Section 304, 305, 306, 1006 or 1307 of the Original Indenture or pursuant to an Exchange Offer. The Initial SENs, the Exchange SENs and the Private Exchange SENs shall for all purposes of the Indenture be treated as a single Series of SENs. All Series A SENs shall be equally and ratably secured as provided in the Indenture and the Collateral Trust Agreement. The Initial SENs shall be known as the "7.90% Series A Secured Export Notes due 2007" and the Exchange SENs and the Private Exchange SENs shall be known as the "7.90% Series A-1 Secured Export Notes due 2007", in each case, of the Company. The Series A SENs shall be in substantially the forms set forth in Exhibit A hereto, with appropriate inclusions and exclusions set forth therein depending on whether such Series A SEN is (i) an Initial SEN, an Exchange SEN, or a Private Exchange SEN, and (ii) a Global Series A SEN or a Certificated Series A SEN, and shall be issued in the forms hereinafter provided. The terms and provisions contained in the Series A SENs shall constitute and are hereby expressly made a part of this Supplemental Indenture and the Company, the Guarantor and the Trustee by their execution and delivery of this Supplemental Indenture expressly agree to such terms and provisions and to be bound thereby. The Series A SENs shall bear interest as provided in Section 3.3 hereof. Principal on the Series A SENs shall be payable as provided in Section 3.4 hereof and as otherwise provided in the Indenture. The Series A SENs shall be subject to redemption as provided in Section 3.5 hereof and in Article 13 of the Original Indenture. The Series A SENs shall be entitled to the benefits of the Registration Rights Agreement.

                  Initial SENs offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more Global Securities (the "Restricted Global SENs") registered in the name of the Depository or a nominee of the Depository. Initial SENs offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities (the "Regulation S Global SENs") registered in the name of the Depository or a nominee of the Depository. Initial SENs offered and sold other than as described in the preceding two sentences shall be issued in definitive certificated form (the "Certificated Initial SENs"). Exchange SENs shall be issued initially in the form of one or more Global Securities (the "Exchange Global SENs") registered in the name of the Depository or a nominee of the Depository. Private Exchange SENs shall be issued in the form of one or more Global Securities (the "Private Exchange Global SENs", and together with the Exchange Global SENs, the Restricted Global SENs, and the Regulation S Global SENs, the "Global Series A SENs") registered in the name of the Depository or a nominee of the Depository. The aggregate principal amount of Global Series A SENs may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as hereinafter provided.

                  Series A SENs shall be issued in amounts of US$250,000 and integral multiples of US$1,000 in excess thereof (each an "Authorized Denomination").

                  Section 3.2 Restrictive Legends.

                  Unless and until an Initial SEN or a Private Exchange SEN is sold under an effective Shelf Registration Statement (as defined in the Registration Rights Agreement), subject to Section 3.12(b) hereof, each Initial SEN and Private Exchange SEN shall bear the following legend (the "Securities Act Legend") on the face thereof:

         "THIS NOTE OR ITS PREDECESSOR HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) EXCEPT (i) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (iv) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (v) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNTS OF OTHER INSTITUTIONAL ACCREDITED INVESTORS HAVING A MINIMUM PURCHASE PRICE OF NOT LESS THAN US$250,000 AND IN EACH OF CASES
         (i) THROUGH (v) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (v) ABOVE, THE PURCHASER WILL DELIVER TO THE TRUSTEE, SOUTHERN PERU COPPER CORPORATION, SOUTHERN PERU LIMITED, THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OPINIONS AND OTHER INFORMATION AS THEY OR ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  Each Global Series A SEN, whether or not an Initial SEN or Private Exchange SEN, shall also bear the following legend on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL

         SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE."

                  Section 3.3 Interest on the Series A SENs. The Company shall pay interest on the unpaid principal amount of the Series A SENs from the Issue Date to the date on which such Series A SENs are repaid in full at the rate of 7.90% per annum. Accrued interest on each Series A SEN shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be payable monthly in arrears on each Payment Date to the holder thereof as of the Regular Record Date as provided in Section 3.6. With respect to the Initial SENs, the Company also agrees to pay the amount of any additional interest required pursuant to the terms of the Initial SENs and the Registration Rights Agreement in the manner provided above. In addition, if the Company shall fail to pay when due any principal of or interest on any Series A SEN or any other amount (whether of interest, fees or otherwise) owing to any Series A Holder under any Transaction Document, then the Company will pay to such Holder on demand interest on the amount in default from the date such payment became due until payment in full at the rate of 8.90% per annum.

                  Section 3.4 Principal of the Series A SENs. The Company shall pay principal of the Series A SENs on each Payment Date, commencing June 30, 2000, in the amount (as adjusted as provided below, a "Required Installment Payment") which is specified with respect to such Payment Date on Schedule 3.4 hereto; provided that in any event and in all circumstances the final Required Installment Payment shall be in an amount sufficient to pay all unpaid principal of the Outstanding Series A SENs. The amount of each Required Installment Payment shall be subject to adjustment as provided in this Section 3.4. Each Required Installment Payment shall be allocated to all Outstanding Series A SENs in proportion to the respective outstanding principal amount thereof. In the event of any partial redemption of the Series A SENs as provided in Section 3.5 hereof and Article 13 of the Original Indenture, all remaining Required Installment Payments shall be reduced by an amount equal to the product of (x) the amount of such Required Installment Payment divided by the aggregate principal amount of the Outstanding Series A SENs and (y) the principal amount of the Series A SENs redeemed. In the event that following prepayment of the Series A SENs required as a result of the occurrence of an Accelerated Amortization Event pursuant to Section 602 of the Original Indenture, such Accelerated Amortization Event is cured as provided in Section 602 of the Original Indenture, each Required Installment Payment to be made after the date of such cure shall be reduced by an amount equal to the product of (x) the amount of such Required Installment Payment divided by the aggregate principal amount of the Outstanding Series A SENs and (y) the aggregate amount prepaid as a result of such Accelerated Amortization Event. The Trustee shall promptly deliver to the

Company and each Holder of the Series A SENs a revised Schedule 3.4 promptly after any adjustment is required to be made to the Required Installment Payments as provided above.

                  Section 3.5 Redemption; Defeasance. (a) The Company may redeem the Series A SENs in whole or in part at any time at the Redemption Price as provided in Article 13 of the Original Indenture, provided that the SENs Reserve Account contains funds in an amount equal to the Required Balance on the date of such redemption after giving effect to all payments to be made on such date in accordance with Article 13 of the Original Indenture. Except as provided in
Section 1308(d) or Section 1308(e) of the Original Indenture, each such redemption must be in a minimum amount of $5,000,000 (or such lesser amount of the Series A SENs as is then Outstanding). Except as provided in Section 1308(e) of the Original Indenture, notwithstanding anything to the contrary contained in the Original Indenture, the principal amount of Series A SENs to be so redeemed shall be allocated to all Series A SENs at the time outstanding in proportion to the respective outstanding principal amounts thereof immediately prior to such redemption. If any Certificated Initial SEN is to be redeemed in part as set forth in the Original Indenture, a new Certificated Initial SEN will be issued for surrender of the original Certificated Initial SEN. Upon redemption of a portion of any Global Series A SENs, such Global Series A SENs will be marked to reflect the appropriate reduction of its principal amount.

                  (b) The Series A SENs shall be subject to defeasance as provided in Article 15 of the Original Indenture.

                  Section 3.6 Regular Record Date; Payment Date. The Regular Record Date to determine the Series A Holders entitled to receive a payment of principal and interest with respect to any Payment Date shall be the 15th day of the calendar month in which such Payment Date occurs (the "Regular Record Date"), without regard to whether or not such 15th day of the month is a Business Day.

                  Section 3.7 Method of Payment. Payments of principal, interest and premium, if any, in respect of each Series A SEN will be made by Dollar check drawn on a bank in the United States and mailed to the Holder of such Series A SEN at its address appearing in the Register; provided, that upon application by the Holder of a Series A SEN to the Trustee or a Paying Agent not less than 10 days before any Payment Date, such payment shall be made by wire transfer to a Dollar account maintained by the payee with a bank in the United States. Unless such application is revoked, any such application made by such Holder with respect to such Series A SEN will remain in effect with respect to any future payments with respect to such Series A SEN payable to such Holder. Neither the Company nor the Trustee shall impose any charge on any Holder in connection with payments made by wire transfer.

                  Section 3.8 Trustee, Registrar and Principal Paying Agent. The Company hereby appoints Citibank, N.A. as Trustee, Principal Paying Agent and Registrar under the Indenture with respect to the Series A SENs and Citibank, N.A. hereby accepts such appointments. The Company and the Guarantor covenant and agree to pay to the Trustee the fees and expenses pursuant to the Fee Agreement.

                  Section 3.9 Global Series A SENs; Certificated Series A SENs. Each Global Series A SEN shall be registered in the name of the Depository or a nominee for the Depository. The Depository shall be DTC unless the Company appoints a successor depository by delivery of a Company Order to the Trustee specifying such successor depository.

                  All payments on a Global Series A SEN will be made to the Depository or its nominee, as the case may be, as the registered owner and holder of such Global Series A SEN and the Company will be fully discharged by payment to the Depository from any responsibility or liability in respect of each amount so paid. Upon receipt of any such payment in respect of a Global Series A SEN, the Depository will credit Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Series A SEN as shown on the records of the Depository.

                  The registered holder of each Global Series A SEN may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Supplemental Indenture or the Series A SENs.

                  Beneficial interests in the Global Series A SEN will be shown on, and transfers thereof will be effected only through, records maintained by the Depository or its nominee and its direct and indirect participants, including Euroclear and Cedel. Transfers between participants in the Depository will be effected in the ordinary way in accordance with the Applicable Procedures and will be settled in same-day funds. Transfers between participants in Euroclear and Cedel will be effected in the ordinary way in accordance with Applicable Procedures.

                  On or prior to the 40th day after the later of the commencement of the offering of the Initial SENs and the Issue Date, beneficial interests in the Regulation S Global SEN may be held only through Euroclear or Cedel, unless delivery is made through the Restricted Global SEN in accordance with Section 3.12(c) hereof.

                  Unless and until it is exchanged in whole or in part for Series A SENs in definitive certificated form ("Certificated Series A SENs"), a Global Series A SEN may not be transferred except as a whole by the Depository to another nominee of the Depository or to a successor depository or a nominee of such successor.

                  Owners of beneficial interests in Global Series A SENs shall be entitled or required, as the case may be, under the circumstances described in this Section 3.9, to receive physical delivery of Certificated Series A SENs.

                  Interests in a Global Series A SEN shall be exchangeable for Certificated Series A SENs if (i) the Depository notifies the Company that it is unwilling or unable to continue as depository for such Global Series A SEN, or
(ii) the Depository ceases to be a "Clearing Agency" registered under the Exchange Act, and a successor depository is not appointed by the Company within ninety (90) days, or (iii) a Trigger Event, Accelerated

Amortization Event or Event of Default has occurred and is continuing with respect to the Series A SENs, or (iv) such exchange is required pursuant to
Section 1308 of the Original Indenture. Upon the occurrence of any of the events described in the preceding sentence, the Company shall cause the appropriate Certificated Series A SENs to be delivered to the owners of beneficial interests in the Global Series A SEN in accordance with the instructions of the Depository. Certificated Series A SENs shall be transferable or exchangeable as described in Section 305 of the Original Indenture. Except as set forth in this
Section 3.9 and in Sections 3.1 and 3.12 hereof, the Series A SENs shall only be issued as Global Series A SENs.

                  Section 3.10 Exchange of Initial Notes for Exchange Notes. Exchanges of Initial SENs for Exchange SENs and the Private Exchange SENs shall be made in accordance with the provisions of Section 305 of the Original Indenture and the Registered Exchange Offer and the Private Exchange Offer, as the case may be; provided that no such exchange for Exchange SENs shall occur until an Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) shall have been declared effective by the Commission and the Trustee shall have received an Officers' Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission.

                  Section 3.11 Available Information. So long as any Initial SENs remain outstanding or any Private Exchange SENs remain outstanding and have not been sold pursuant to an effective Shelf Registration Statement, each of the Company and the Guarantor will take all action necessary to provide information to permit resales of the Initial SENs pursuant to Rule 144A, including furnishing to any Holder of an Initial SEN or holder of a beneficial interest in a Global Series A SEN, or to any prospective purchaser designated by such a Holder or holder of a beneficial interest, upon request of such Holder, financial and other information required to be delivered under paragraph (d)(4) of Rule 144A (as amended from time to time and including any successor provision) unless, at the time of such request, the Guarantor is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (as amended from time to time and including any successor provision).

                  Section 3.12 Transfer and Exchange. (a) Beneficial interests in a Restricted Global SEN and a Regulation S Global SEN (collectively, the "Initial Global SENs") and a Private Exchange Global SEN will be exchangeable for Certificated Initial SENs or Private Exchange SENs in definitive certificated form (the "Certificated Private Exchange SENs"), as the case may be, if a holder of a beneficial interest in an Initial Global SEN or Private Exchange Global SEN, as the case may be, wishes at any time to transfer its interest in such Initial Global SEN or Private Exchange Global SEN, as the case may be, to an Institutional Accredited Investor, subject to compliance with the Securities Act Legend.

                  Each Institutional Accredited Investor that acquires a Certificated Initial SEN or Certificated Private Exchange SEN shall execute and deliver to the Trustee and the selling holder a letter in the form of Exhibit B.

                  Holders of Certificated Initial SENs or Certificated Private Exchange SENs may exchange such Initial SENs or Private Exchange SENs for a beneficial interest in an

Initial Global SEN or Private Exchange Global SEN, as the case may be, if such holder wishes at any time to transfer its interest in such Certificated Initial SENs or Certificated Private Exchange SENs to a person who wishes to take delivery thereof in the form of an interest in an Initial Global SEN or Private Exchange Global SEN, as the case may be, or the holder wishes to exchange its Certificated Initial SENs or Certificated Private Exchange SENs for a beneficial interest in an Initial Global SEN or Private Exchange Global SEN, as the case may be (in each case so long as such transferee or holder, as the case may be, is not required to hold a Certificated Initial SEN or Certificated Private Exchange SEN), subject, in the case of transfer, to compliance with the Securities Act Legend.

                  (b) In the case of Certificated Initial SENs or Certificated Private Exchange SENs issued in exchange for interests in the Restricted Global SEN or Private Exchange Global SEN, as the case may be, such Certificated Initial SENs or Certificated Private Exchange SENs will bear the Securities Act Legend. Upon the transfer, exchange or replacement of Initial SENs or Private Exchange SENs bearing such Securities Act Legend, or upon specific request for removal of the Securities Act Legend on an Initial SEN or Private Exchange SEN, the Trustee will deliver only Initial SENs or Private Exchange SENs, as the case may be, that bear such Securities Act Legend, or will refuse to remove such Securities Act Legend, as the case may be, unless there is delivered to the Trustee a certificate in the form of Exhibit D or an Opinion of Counsel, that neither the Securities Act Legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

                  (c) Before the 40th day after the later of the commencement of the offering of the Initial SENs and the Issue Date, transfers by an owner of a beneficial interest in the Regulation S Global SEN to a transferee who wishes to take delivery of such interest through the Restricted Global SEN will be made only in Authorized Denominations in accordance with the Applicable Procedures and upon receipt by the Trustee or Transfer Agent of a written certification from the transferor of the beneficial interest in the form of Exhibit E to the effect that such transfer is being made to a Person who the transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. After such 40th day, such certification requirement will no longer apply to such transfers.

                  (d) Transfers by an owner of a Certificated Initial SEN bearing the Securities Act Legend or of a beneficial interest in the Restricted Global Certificate to a transferee who takes delivery of such interest through the Regulation S Global SEN will be made only in Authorized Denominations upon receipt by the Trustee or any Transfer Agent of a written certification from the transferor in the form of Exhibit C to the effect that such transfer is being made in accordance with Regulation S.

                  (e) Certificated Initial SENs and Certificated Private Exchange SENs may be exchanged or transferred in whole or in part in the principal amount of Authorized Denominations by surrendering such Certificated Initial SENs or Certificated Private Exchange SENs, as the case may be, at the office of the Trustee or any Transfer Agent with a written instrument of transfer with signature medallion guaranteed as provided in this Supplemental Indenture in the form of Exhibit F hereto duly completed and executed by the holder thereof or such holder's attorney duly authorized in writing with signature medallion guaranteed, subject to compliance with the Securities Act Legend.

                  (f) Beneficial interests in the Initial Global SENs and the Certificated Initial SENs shall be exchangeable for interests in the Exchange Global SEN pursuant to the Registered Exchange Offer. In addition, beneficial interests in the Restricted Global SEN shall be exchangeable for interests in the Private Exchange Global SEN pursuant to the Private Exchange Offer.

                  (g) Upon any such exchange or transfer of all or a portion of any Initial Global SEN for a Certificated Initial SEN or a Private Exchange Global SEN for a Certificated Private Exchange SEN or an interest in either a Restricted Global SEN or a Regulation S Global SEN for an interest in the other Initial Global SEN, an Exchange Global SEN or a Private Exchange Global SEN, as the case may be, the Initial Global SEN or Private Exchange Global SEN, as the case may be, to be so exchanged or transferred will be marked to reflect the reduction of its principal amount by the aggregate principal amount of such Certificated Initial SEN or Certificated Private Exchange SEN, as the case may be, or the interest to be so exchanged or transferred for an interest in a Regulation S Global Initial SEN, a Restricted Global SEN, an Exchange Global SEN, or a Private Exchange Global SEN, as the case may be. Upon any such exchange or transfer for an interest in an Initial Global SEN, an Exchange Global SEN, or a Private Exchange Global SEN, such an Initial Global SEN, Exchange Global SEN or Private Exchange Global SEN, as the case may be, will be marked to reflect the increase in its principal amount by the principal amount to be so exchanged or transferred.

                  (h) Except as contemplated by subsection (f) of this Section
3.12 and Section 3.10, (i) upon the exchange or transfer of any Initial SENs, only other Initial SENs shall be issued in respect of such exchange or transfer,
(ii) upon the exchange or transfer of any Exchange SENs, only other Exchange SENs shall be issued in respect of such exchange or transfer, and (iii) upon the exchange or transfer of any Private Exchange SENs, only other Private Exchange SENs shall be issued in respect of such exchange or transfer.

                                   ARTICLE IV

                    ADDITIONAL REPRESENTATIONS AND WARRANTIES

                  Section 4.1 Security Interest. The Company represents and warrants to the Trustee that this Supplemental Indenture creates in favor of the Trustee a perfected security interest in the Series A Collateral, enforceable in accordance with its terms, (except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing) and prior to all other Liens and rights of others, except for Permitted Account Liens.

                  Section 4.2 Protection of Security Interest. The Company covenants and agrees that:

                  (a) the Company will not (1) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Series A Collateral, or (2) create, incur or permit to exist any Lien or option in favor of, or any claim of any person with respect to, any of the Series A Collateral, or any interest therein, except for the security interest created by this Supplemental Indenture and for Permitted Account Liens.

                  (b) The Company will maintain the security interest created by this Supplemental Indenture as a perfected security interest and defend the right, title and interest of the Trustee, for the benefit of the Holders of the Series A SENs, in and to the Series A Collateral against the claims and demands of all persons whomsoever (other than the beneficiaries of Permitted Account Liens). At any time and from time to time, upon the written request of the Trustee, and the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Trustee reasonably may request as required for the purposes of obtaining or preserving the full benefits of the Indenture and of the rights and powers herein granted, including, without limitation, the execution of financing statements under the Uniform Commercial Code.

                  Section 4.3 Litigation. Each of the Company and the Guarantor represents and warrants (as to itself) to the Trustee on the date hereof and for the benefit of the holders of the Series A SENs that except as set forth on
Schedule 4.3, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company or the Guarantor, threatened by or against the Company or the Guarantor which, if adversely determined, would have a material adverse effect on the financial condition or results of operations of the Company, the Guarantor and their respective Subsidiaries, taken as a whole, or on the validity or enforceability of the Indenture or any of the other Transaction Documents or would enjoin or prevent any of the transactions contemplated hereby.



                                    ARTICLE V

                    ADDITIONAL PROVISIONS RELATING TO TRUSTEE

                  Section 5.1 Trustee's Appointment as Attorney-in-Fact. (a) The Company hereby irrevocably constitutes and appoints the Trustee and any officer or agent of the Trustee, with full power of substitution, as its true and lawful attorney-in-fact and with full power and authority in the place and stead of the Company and in the name of the Company or in the Trustee's own name, from time to time in the Trustee's discretion at any time after the occurrence of and during the continuation of an Event of Default, for the purpose of carrying out the terms of this Supplemental Indenture, to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this

Supplemental Indenture, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                  (b) The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 5.1. All powers, authorizations and agencies contained in this Supplemental Indenture are coupled with an interest and are irrevocable until this Supplemental Indenture is terminated and the security interests created hereby are released.

                  Section 5.2 Execution of Financing Statements. Pursuant to
Section 9-402 of the Uniform Commercial Code, the Company authorizes the Trustee to file financing statements with respect to the Series A Collateral without the signature of the Company (other than the financing statements delivered on the Issue Date with respect to the Series A SENs) in such form and in such filing offices as the Trustee reasonably determines appropriate to perfect the security interests of the Trustee under this Supplemental Indenture. A carbon, photographic or other reproduction of this Supplemental Indenture shall be sufficient as a financing statement for filing in any jurisdiction.


                                   ARTICLE VI

                                    REMEDIES

                  Section 6.1 Remedies of Trustee as Secured Party. Upon the occurrence of an Event of Default, the Trustee shall apply the Series A Collateral in accordance with Section 604 of the Original Indenture. In addition to the rights, powers and remedies granted to it under this Supplemental Indenture, the Original Indenture, the Collateral Trust Agreement and in any other Transaction Document relating to the Series A SENs Obligations, the Trustee, subject to any limitations contained in the foregoing, shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code. To the extent permitted by law, the Company waives any presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Trustee arising out of the exercise by them of any rights hereunder. Notwithstanding anything to the contrary in this Supplemental Indenture, the Original Indenture or any other Transaction Document, no Realization Event (as defined in the Collateral Trust Agreement) may be effected with respect to the Collateral (as defined in the Collateral Trust Agreement) except in accordance with the Collateral Trust Agreement.

                  Section 6.2 The Company shall remain liable for any deficiency if the proceeds of the Series A Collateral are insufficient to pay the Series A SENs Obligations and the fees and disbursements of any attorneys employed by the Trustee or any Holder to collect such deficiency.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.1 Execution of Supplemental Indenture. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Supplemental Indenture forms a part thereof.

                  Section 7.2 Conflicts. In the case of a conflict between a provision of this Supplemental Indenture (a "Supplemental Provision") and any other provision of the Original Indenture, the Supplemental Provision shall control.

                  Section 7.3 Supplemental Indenture. The Company and the Guarantor may enter into Supplemental Indentures hereto only in accordance with
Article 10 of the Original Indenture.

                  Section 7.4 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 7.5 GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE AND THE SERIES A SENS ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

                                        SOUTHERN PERU LIMITED


                                        By: /s/ Thomas J. Findley, Jr.
                                            --------------------------------
                                            Name:  Thomas J. Findley, Jr.
                                            Title: Treasurer


                                        SOUTHERN PERU COPPER CORPORATION


                                        By: /s/ Thomas J. Findley, Jr.
                                            --------------------------------
                                            Name:  Thomas J. Findley, Jr.
                                            Title: Treasurer



                                        CITIBANK, N.A.,
                                          as Trustee, Principal Paying Agent
                                          and Registrar


                                        By: /s/ Peter Pavlyshin
                                            --------------------------------
                                            Name:   Peter Pavlyshin
                                            Title:  Trust Officer

STATE OF NEW YORK    )
                     )   ss.:
COUNTY OF NEW YORK   )


                  The following instrument was acknowledged before me this ___ day of May, 1997, by _____________, the _____________ of Southern Peru Limited, a Delaware corporation.



                                                 -----------------
                                                 Notary Public

                                                 My commission expires
                                                                       ---

STATE OF NEW YORK    )
                     )   ss.:
COUNTY OF NEW YORK   )


                  The following instrument was acknowledged before me this ___ day of May, 1997, by _____________, the _____________ of Southern Peru Copper Corporation, a Delaware corporation.



                                                 -----------------
                                                 Notary Public

                                                 My commission expires
                                                                       ---

                                  SCHEDULE 3.4
                            TO SUPPLEMENTAL INDENTURE

                              Amortization Schedule



             Date                                    Aggregate Principal Payment
             ----                                    ---------------------------
              Prior to June 30, 2000                        $           0
              June 30, 2000                                  1,342,965.96
              July 30, 2000                                  1,351,807.16
              August 30, 2000                                1,360,706.55
              September 30, 2000                             1,369,664.54
              October 30, 2000                               1,378,681.50
              November 30, 2000                              1,387,757.82
              December 30, 2000                              1,396,893.89
              January 30, 2001                               1,406,090.11
              February 28, 2001                              1,415,346.87
              March 30, 2001                                 1,424,664.57
              April 30, 2001                                 1,434,043.61
              May 30, 2001                                   1,443,484.40
              June 30, 2001                                  1,452,987.33
              July 30, 2001                                  1,462,552.83
              August 30, 2001                                1,472,181.31
              September 30, 2001                             1,481,873.17
              October 30, 2001                               1,491,628.83
              November 30, 2001                              1,501,448.72
              December 30, 2001                              1,511,333.26
              January 30, 2002                               1,521,282.87
              February 28, 2002                              1,531,297.98
              March 30, 2002                                 1,541,379.03
              April 30, 2002                                 1,551,526.44
              May 30, 2002                                   1,561,740.66
              June 30, 2002                                  1,572,022.12
              July 30, 2002                                  1,582,371.26
              August 30, 2002                                1,592,788.54
              September 30, 2002                             1,603,274.40
              October 30, 2002                               1,613,829.29
              November 30, 2002                              1,624,453.66
              December 30, 2002                              1,635,147.98
              January 30, 2003                               1,645,912.71
              February 28, 2003                              1,656,748.30
              March 30, 2003                                 1,667,655.22
              April 30, 2003                                 1,678,633.95
              May 30, 2003                                   1,689,684.96

             Date                                    Aggregate Principal Payment
             ----                                    ---------------------------
              June 30, 2003                                 $1,700,808.72
              July 30, 2003                                  1,712,005.71
              August 30, 2003                                1,723,276.42
              September 30, 2003                             1,734,621.32
              October 30, 2003                               1,746,040.91
              November 30, 2003                              1,757,535.68
              December 30, 2003                              1,769,106.12
              January 30, 2004                               1,780,752.74
              February 29, 2004                              1,792,476.03
              March 30, 2004                                 1,804,276.49
              April 30, 2004                                 1,816,154.65
              May 30, 2004                                   1,828,111.00
              June 30, 2004                                  1,840,146.06
              July 30, 2004                                  1,852,260.36
              August 30, 2004                                1,864,454.40
              September 30, 2004                             1,876,728.73
              October 30, 2004                               1,889,083.86
              November 30, 2004                              1,901,520.33
              December 30, 2004                              1,914,038.67
              January 30, 2005                               1,926,639.43
              February 28, 2005                              1,939,323.14
              March 30, 2005                                 1,952,090.35
              April 30, 2005                                 1,964,941.61
              May 30, 2005                                   1,977,877.47
              June 30, 2005                                  1,990,898.50
              July 30, 2005                                  2,004,005.25
              August 30, 2005                                2,017,198.28
              September 30, 2005                             2,030,478.17
              October 30, 2005                               2,043,845.49
              November 30, 2005                              2,057,300.80
              December 30, 2005                              2,070,844.70
              January 30, 2006                               2,084,477.76
              February 28, 2006                              2,098,200.57
              March 30, 2006                                 2,112,013.73
              April 30, 2006                                 2,125,917.82
              May 30, 2006                                   2,139,913.44
              June 30, 2006                                  2,154,001.20
              July 30, 2006                                  2,168,181.71
              August 30, 2006                                2,182,455.58
              September 30, 2006                             2,196,823.41
              October 30, 2006                               2,211,285.83
              November 30, 2006                              2,225,843.46

             Date                                    Aggregate Principal Payment
             ----                                    ---------------------------
              December 30, 2006                             $2,240,496.93
              January 30, 2007                               2,255,246.87
              February 28, 2007                              2,270,093.91
              March 30, 2007                                 2,285,038.70
              April 30, 2007                                 2,300,081.87
              May 30, 2007                                   2,315,223.87

                                    EXHIBIT A
                            TO SUPPLEMENTAL INDENTURE

                                 [FORM OF NOTE]

[THIS NOTE OR ITS PREDECESSOR HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS
NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) EXCEPT (i) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (ii) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (iv) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (v) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A)(1), (2),
(3), OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNTS OF OTHER INSTITUTIONAL ACCREDITED INVESTORS HAVING A MINIMUM PURCHASE PRICE OF NOT LESS THAN US$250,000 AND IN EACH OF CASES (i) THROUGH (v) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (v) ABOVE, THE PURCHASER WILL DELIVER TO THE TRUSTEE, SOUTHERN PERU COPPER CORPORATION, SOUTHERN PERU LIMITED, THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OPINIONS AND OTHER INFORMATION AS THEY OR ANY OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF

CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 3.12 OF THE SUPPLEMENTAL INDENTURE.]


                              SOUTHERN PERU LIMITED

                           7.90% [Series A/Series A-1]
                          Secured Export Notes Due 2007

                   AGGREGATE AMOUNT OF THE ISSUE $150,000,000

Serial No. R-                                                 New York, New York
$                                                                         , 1997
                                                      CUSIP No._________________

                  SOUTHERN PERU LIMITED, a corporation organized under the laws of the state of Delaware (the "Company" which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________, or registered assigns, the principal amount of _________ DOLLARS ($__________) as provided below or on such other date or dates as the relevant principal sum may become payable in accordance with the provisions hereof and in the Indenture.

                  The principal on this [Series A/Series A-1] 7.90% Secured Export Note Due 2007 shall be payable on the 30th (or in the case of February, the 28th) of each month, or if such day is not a Business Day (as defined in the Indenture (as defined herein)), on the next Business Day (each such date, a "Payment Date"), commencing June 30, 2000, in the amount equal to the Note's pro rata portion (pro rata portion meaning the percentage of the principal amount of all outstanding Series A SENs represented by the Note) of the amount (as adjusted as provided below, a "Required Installment Payment") which is specified with respect to such Payment Date on Schedule 3.4 to the Supplemental Indenture (as defined herein); provided that in any event and in all circumstances the final Required Installment Payment shall be in an amount sufficient to pay all unpaid principal of this Note. In the event of any partial redemption of this Note as provided in Section 3.5 of the Supplemental Indenture and Article 13 of the Original Indenture (as defined herein), all remaining Required Installment Payments hereon shall be reduced as provided in the Indenture. In the event that following redemptions of this Note required as a result of the occurrence of an Accelerated

Amortization Event pursuant to Section 602 of the Original Indenture, such Accelerated Amortization Event is cured as provided in Section 602 of the Original Indenture, each Required Installment Payment to be made after the date of such cure shall be reduced as provided in the Indenture.

                  The Company promises to pay interest on the unpaid principal amount hereof from May 30, 1997 to the date on which this Note is repaid in full at the rate of 7.90% per annum, payable monthly in arrears on each Payment Date, commencing June 30, 1997, to the Holder hereof as of the Regular Record Date for such Payment Date as provided in the Indenture. Accrued interest hereon shall be calculated on the basis of a 360-day year of twelve 30-day months. [The Company also promises to pay the amount of additional interest, if any, on this Note pursuant to the terms of the Registration Rights Agreement dated as of May 30, 1997 between the Company and the initial purchasers named therein in the manner provided therein and herein.] In addition, if the Company shall fail to pay when due any principal of or interest hereon or any other amount (whether of interest, fees or otherwise) owing hereon when due, then the Company shall pay to the holder hereof on demand interest on the amount in default from the date such payment became due until payment in full at the rate of 8.90% per annum. All such principal and interest shall be payable in lawful money of the United States of America as provided in the Indenture.

                  The date and amount of each repayment and redemption of principal hereof shall be endorsed by the holder hereof on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure to make or any error in making any such endorsement on such schedule shall not limit, extinguish or in any way modify the obligation of the Company to repay this Note strictly in accordance with the terms hereof and the Indenture.

                  The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  Reference is hereby made to the further provisions of the Note set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication has been executed by the Trustee or Authenticating Agent by the manual signature of one of its authorized signatories, the Note will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

Dated ________________, _______

                                    SOUTHERN PERU LIMITED

                                    By: ________________________
                                        Title:




                          CERTIFICATE OF AUTHENTICATION

                  This is one of the SENs of the Series designated herein and referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee


By: ______________________________
     Title: Authorized Signatory

                                (Reverse of Note)


                  This Note is one of the Company's Secured Export Notes designated as the "7.90% [Series A] [Series A-1] Secured Export Notes due 2007" (together with any of the Company's outstanding 7.90% [Series A] [Series A-1] Secured Export Notes due 2007 the "Series A SENs"), originally issued in the aggregate principal amount of $150,000,000 pursuant to the Indenture (the "Original Indenture"), dated as of May 30, 1997, among the Company, Southern Peru Copper Corporation, as Guarantor, and Citibank, N.A., as trustee thereunder (the "Trustee"), and the Supplemental Indenture related thereto dated as of May 30, 1997 among the Company, the Guarantor and the Trustee (the "Supplemental Indenture", and together with the Original Indenture, the "Indenture"). The terms of the Series A SENs include those stated in the Indenture. The Holder of this Note is entitled to the benefits of, be bound by and be deemed to have notice of, all provisions of the Indenture and, subject to the terms thereof, may enforce the agreements of the Company and the Guarantor contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. All terms used in this Note that are defined in the Indenture will have the meanings assigned to them in the Indenture.

                  The Series A SENs are secured pursuant to the terms of the Indenture and the Collateral Trust Agreement, dated as of March 31, 1997 between the Company and Deutsche Bank AG, New York Branch, as collateral trustee (the "Collateral Trustee"), and the Holder, by its acceptance of this Note, consents to the Trustee and the Collateral Trustee acting on its behalf under the Indenture and the Collateral Trust Agreement, respectively.

                  Payments on the Series A SENs shall be made as provided in the Indenture.

                  Each Series A SEN is registered and is transferable only upon its surrender for registration or transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed by the holder hereof or his attorney duly authorized in writing in all respects in accordance with the terms and limitations of the Indenture. Except as provided in the Indenture or herein, references in this Note to a "Holder" shall mean the person in whose name this
Note is at the time registered on the register kept by the Trustee as provided in the Indenture and the Company and the Trustee may treat such person as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

                  The holders of the Series A SENs may be entitled to the payment of Additional Amounts in respect of payments of principal, interest (and premium, if any) on the Series A SENs as provided in, and subject to the terms and limitations of, the Indenture. All references in this Note to principal, premium or interest in respect of this Note shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made. References to the term holder in this paragraph shall include the beneficial owner of this Note.

                  The Series A SENs shall be issued in amounts of US$250,000 and integral multiples of US$1,000 in excess thereof.

                  The Series A SENs are subject to optional redemption, in whole or in part, all as specified in the Indenture, and not otherwise.

                  In case an Accelerated Amortization Event shall occur and be continuing, the Series A SENs are subject to redemption as provided in the Indenture.

                  In case an Event of Default shall occur and be continuing, the unpaid balance of the principal of the Series A SENs may become due and payable in the manner and with the effect provided in the Indenture.

                  Subject to the terms of the Indenture, the Company and the Guarantor at any time may terminate some or all of its obligations under the Series A SENs and the Indenture by depositing with the Trustee cash or Government Obligations, or a combination thereof, in the amount specified in the Indenture.

                  Subject to certain exceptions set forth in the Indenture, the Company, the Guarantor and the Trustee may enter into supplemental indentures to the Original Indenture and the Supplemental Indenture as provided therein with the consent of Holders of not less than 51% of the aggregate principal amount of all Outstanding SENs of the Series A SENs. The Company, the Guarantor and the Trustee may also enter into supplemental indentures to the Original Indenture and the Supplemental Indenture in certain circumstances set forth therein without the consent of any Holder.

                  This Note is made and delivered in New York, New York, and shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    EXHIBIT B
                            TO SUPPLEMENTAL INDENTURE

                       [FORM OF LETTER TO BE DELIVERED BY
                       INSTITUTIONAL ACCREDITED INVESTORS]

Southern Peru Limited
  and
Southern Peru Copper Corporation
180 Maiden Lane
New York, New York  10038

Citibank, N.A., as Trustee
120 Wall Street, 13th Floor
New York, New York  10043

Dear Ladies and Gentlemen:

         We are delivering this letter in connection with our proposed purchase of $__________ principal amount of 7.90% Secured Export Notes Due 2007 (the "Notes") of Southern Peru Limited.

         We hereby confirm that:

         (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

         (ii) (A) any purchase of the Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

         (iii) we will acquire Notes having a minimum purchase price of not less than $250,000 for our own account or for any separate account for which we are acting;

         (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Notes;

         (v) we are not acquiring the Notes with a view to any offer, sale or distribution thereof, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

         (vi) we have received the information, if any, requested by us, have had full opportunity to review such information and have received all additional information necessary to verify such information.

         We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) acquiring the notes for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, or (ii) in an offshore transaction complying with the provisions of Rule 903 or Rule 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iv) pursuant to an effective registration statement under the Securities Act or (v) to an "institutional accredited investor" within the meaning of Rule 501(A)(1), (2), (3) or (7) under the Securities Act that is acquiring the Note for its own account or for the accounts of other institutional accredited investors having a minimum purchase price of not less than $250,000 and in each of cases (i) through (v) in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. In connection with any transfer pursuant to clause (v) above, the purchaser will deliver to the Trustee, SP Limited, Southern Peru Copper Corporation, the Registrar and the Transfer Agent such certificates and opinions and other information as they or any of them may reasonably require to confirm that the transfer complies with the foregoing restrictions. We further understand that any Notes acquired by us will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that each of SP Limited, Southern Peru Copper Corporation, the Trustee and the transfer agent reserves the right to require such certificates, legal opinions or other information satisfactory to it to confirm that the transfer proposed to be made pursuant to the terms of this letter is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We understand that the transfer agent will not be required to accept for registration of transfer any Notes acquired by us, except upon presentation of evidence satisfactory to SP Limited, Southern Peru Copper Corporation, the Trustee and the transfer agent that the foregoing restrictions on transfer have been complied with.

         We acknowledge that each of SP Limited, Southern Peru Copper Corporation, the Trustee and others will rely upon our confirmations, acknowledgments, representations and agreements set forth herein, and we agree to notify each of you promptly in writing if any of our representations or warranties ceases to be accurate and complete.

         We represent to each of you that we have full power to make the foregoing confirmations, acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as a fiduciary or agent.

         Each of you is entitled to reply upon this letter, and each of you is irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


Date:_________________

______________________________________________________
(Name of Purchaser)

By:___________________________________________________
   Name:
   Title:

Address:

                                    EXHIBIT C
                            TO SUPPLEMENTAL INDENTURE

                               FORM OF CERTIFICATE
                       FOR TRANSFER FROM RESTRICTED GLOBAL
          SEN, PRIVATE EXCHANGE GLOBAL SEN, CERTIFICATED INITIAL SEN OR
                    CERTIFICATED PRIVATE EXCHANGE SEN BEARING
                     A SECURITIES ACT LEGEND TO REGULATION S
                         GLOBAL SEN OR CERTIFICATED SEN
                       NOT BEARING A SECURITIES ACT LEGEND

Citibank, N.A., as Trustee
120 Wall Street, 13th Floor
New York, New York  10043


                  Re:  Southern Peru Limited (the "Company")
                       7.90% Series [A/A-1] Secured Export Notes due 2007

                  Reference is hereby made to the Indenture, dated as of May 30, 1997 (the "Indenture"), among the Company, Southern Peru Copper Corporation (the "Guarantor") and Citibank, N.A., as trustee (the "Trustee") (the "Original Indenture") and the Supplemental Indenture, dated as of May 30, 1997 among the Company, the Guarantor and the Trustee (the "Supplemental Indenture", and together with the Original Indenture, the "Indenture"). Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

                  This letter relates to US$__________ principal amount of [Initial/Private Exchange] SENs which are held in the form of a beneficial interest in the [Restricted Global SEN/Private Exchange Global SEN] with DTC in the name of the undersigned [or in the form of a Certificated Initial SEN/Certificated Private Exchange SEN bearing a Securities Act Legend].

                  The undersigned has requested a transfer of such beneficial interest to a Person who will take delivery thereof in the form of a beneficial interest of equal principal amount in the [Regulation S Global SEN] [or a Certificated SEN not bearing a Securities Act Legend] (CINS No. U84392 AA 4) to be held with [Euroclear][Cedel]* through DTC. In connection with such transfer, the undersigned does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the [Initial SENs/Private Exchange SENs] and pursuant to and in accordance with Rule 903 or 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the undersigned further certifies that:

                  (i) the offer of the [Initial SENs/Private Exchange SENs] was not made to a U.S. Person (as defined under Regulation S);

-------------
*        Indicate appropriate entity.

                  [(ii) at the time the buy order was originated, the transferee was outside the United States or the undersigned and any Person acting on behalf of the undersigned reasonably believed that the transferee was outside the United States;]*

                  (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the undersigned nor any Person acting on behalf of the undersigned knows that the transaction was prearranged with a buyer in the United States;]*

                  (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

                  (iv) the undersigned is not the Trustee, a distributor, an affiliate of either the Trustee or a distributor, or a Person acting on behalf of any of the foregoing; and

                  (v) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and for the benefit of the Trustee. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S.

                                        [INSERT NAME OF TRANSFEROR]


                                        By: ____________________________
                                           Name:
                                           Title:

Dated: __________,___



------------
*        Insert one of the two provisions.

                                    EXHIBIT D
                          TO THE SUPPLEMENTAL INDENTURE

                         FORM OF CERTIFICATE FOR REMOVAL
               OF THE SECURITIES ACT LEGEND ON A CERTIFICATED SEN


Citibank, N.A., as Trustee
120 Wall Street, 13th floor
New York, New York
Attention: Corporate Trust Administration

                  Re:  Southern Peru Limited (the "Company")
                       7.90% Series [A/A-1] Secured Export Notes Due 2007

                  Reference is hereby made to the Indenture, dated as of May 30, 1997 (the "Indenture"), among the Company, Southern Peru Copper Corporation (the "Guarantor") and Citibank, N.A. (the "Trustee") (the "Original Indenture") and the Supplemental Indenture, dated as of May 30, 1997 among the Company, the Guarantor and the Trustee (the "Supplemental Indenture" and together with the Original Indenture, the "Indenture"). Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

                  This letter relates to US$________ principal amount of Series A SENs which are held in the form of [a beneficial interest in the [Restricted Global SEN/Private Exchange Global SEN] (CUSIP No. 843612 AA 0) with DTC]* [a Certificated Initial SEN/Certificated Private Exchange SEN]* in the name of the undersigned].

                  [The undersigned has requested for the restrictive Securities Act Legend on the Certificated Initial SEN/Certificated Private Exchange SEN to be removed].**

                  In connection with such transfer, the undersigned does hereby certify that such transfer has been effected only (i) in an offshore transaction in accordance with Rule 904 under the Securities Act, (ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (iii) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iii) in accordance with any applicable securities laws of any State of the United States.

------------
*        Indicate form in which [Initial SENs/Private Exchange SENs] are held.
**       Indicate what action is being requested.

                  This certificate and the statements contained herein are made for your benefit and for the benefit of the Trustee.

                                        [NAME OF UNDERSIGNED]


                                        By:___________________________
                                           Name:
                                           Title:


Dated:____________________

                                    EXHIBIT E
                          TO THE SUPPLEMENTAL INDENTURE

                          FORM OF TRANSFER CERTIFICATE
                      FOR TRANSFER FROM REGULATION S GLOBAL
                   SEN OR CERTIFICATED INITIAL SEN NOT BEARING
                  A SECURITIES ACT LEGEND TO RESTRICTED GLOBAL
                     SEN OR CERTIFICATED INITIAL SEN BEARING
                             A SECURITIES ACT LEGEND
                         (PRIOR TO 40TH DAY AFTER LATER
                         OF COMMENCEMENT OF OFFERING OF
                     THE INITIAL SENs AND THE CLOSING DATE)


Citibank,  N.A., as Trustee
120 Wall Street, 13th floor
New York, New York
Attention: Corporate Trust Administration

                  Re:  Southern Peru Limited (the "Company")
                       7.90% Series A Secured Export Notes Due 2007

                  Reference is hereby made to the Indenture, dated as of May 30, 1997 (the "Indenture"), among the Company, Southern Peru Copper Corporation (the "Guarantor") and Citibank, N.A., as trustee (the "Trustee") (the "Original Indenture") and the Supplemental Indenture, dated as of May 30, 1997 among the Company, the Guarantor and the Trustee (the "Supplemental Indenture" and together with the Original Indenture, the "Indenture"). Capitalized terms used but not defined herein will have the meanings given to them in the Indenture.

                  This letter relates to US$________ principal amount of [Initial/Private Exchange] SENs which are held in the form of a beneficial interest in the [Regulation S Global SEN (CINS No. U84392 AA 4)] with DTC in the name of the undersigned [or in the form of a Certificated Initial SEN not bearing the Securities Act Legend].

                  The undersigned has requested a transfer of such beneficial interest in the [Initial SENs/Private Exchange SENs] to a Person who will take delivery thereof in the form of a beneficial interest in the [Restricted Global SEN (CUSIP No. 843612 AA 0)] [or a Certificated Initial SEN bearing the Securities Act Legend (CUSIP No. 843612 AB 8)].* In connection with such transfer, the undersigned does hereby confirm that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and the [Initial SENs/Private Exchange SENs] and pursuant to and in accordance with Rule 144A under the U.S. Securities Act of 1933, as amended, and accordingly, the undersigned represents that:

--------
* Describe form in which [Initial SENs/Private Exchange SENs] are and will be held.

                  (1) the [Initial SENs/Private Exchange SENs] are being transferred to a transferee that the undersigned reasonably believes is purchasing the [Initial SENs/Private Exchange SENs] for its own account or one or more accounts with respect to which the transferee exercises sole investment discretion; and

                  (2) the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for your benefit and for the benefit of the Trustee.

                                        [NAME OF UNDERSIGNED]



                                        By:_____________________________
                                           Name:
                                           Title:


Dated:____________________________

                                    EXHIBIT F
                          TO THE SUPPLEMENTAL INDENTURE

                                     FORM OF
                                 TRANSFER NOTICE


                  FOR VALUE RECEIVED, the undersigned Holder of [an Initial SEN/a Private Exchange SEN] hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


________________________________________________________________________________
Please print or typewrite name and address, including postal zip code, of assignee



________________________________________________________________________________
this [Initial SEN/Private Exchange SEN] and all rights hereunder, hereby irrevocably constituting and appointing

____________________________attorney to transfer said [Initial SEN/Private
Exchange SEN] of [         ], as trustee, with full power of substitution in the
premises.

                              ____________________

                  In connection with any transfer of this [Initial SEN/Private Exchange SEN] occurring prior to the date which is three years after the original issue date of the Initial SENs, the undersigned confirms that:

                                   [Check one]

         /_/ (a) This [Initial SEN/Private Exchange SEN] is being transferred to a person whom the Holder of the [Initial SEN/Private Exchange SEN] reasonably believes is a qualified institutional buyer (as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act")), in a transaction meeting the requirement of Rule 144A;

         /_/ (b) This [Initial SEN/Private Exchange SEN] is being transferred in an offshore transaction in accordance with Rule 904 under the Securities Act;

         /_/ (c) This [Initial SEN/Private Exchange SEN] is being transferred pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available); or

         /_/ (d) [This Initial SEN/Private Exchange SEN] is being transferred pursuant to an effective registration statement under the Securities Act;

in each of cases (a) through (d) above, in accordance with any applicable securities laws of any State of the United States.

                  If none of the foregoing boxes is checked, the Transfer Agent will not be obligated to register this [Initial SEN/Private Exchange SEN] in the name of any Person other than the holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.12 of the Supplemental Indenture dated as of May 30, 1997, among Southern Peru Limited, Southern Peru Copper Corporation and Citibank, N.A., as trustee, will have been satisfied.


Date:_________________________



                           _____________________________________________________
                           NOTICE: The signature to this assignment must correspond with the name as written upon the face of this instrument in every particular, without alteration, enlargement or any other change whatever.